Exhibit 32.2

CERTIFICATION OF LOREN M. STARR
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with Invesco Ltd.'s (the “Company”) Annual Report on Form 10-K for the period ended December 31, 2017 (the “Report”), I, Loren M. Starr, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 23, 2018	/s/ LOREN M. STARR
Loren M. Starr
Senior Managing Director and Chief Financial Officer